                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  Delaware Group Dividend and Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


              Delaware Group Global Dividend and Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  Voyageur Arizona Municipal Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


              Voyageur Colorado Insured Municipal Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                 Voyageur Florida Insured Municipal Income Fund
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                 Voyageur Minnesota Municipal Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


               Voyageur Minnesota Municipal Income Fund II, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


               Voyageur Minnesota Municipal Income Fund III, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

DELAWARE(SM)
INVESTMENTS
------------
Philadelphia o London




                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 2, 2000

To the Shareholders of:

              Delaware Group Dividend and Income Fund, Inc. Delaware Group Global Dividend and Income Fund, Inc. Voyageur Arizona Municipal Income Fund, Inc.
              Voyageur Colorado Insured Municipal Income Fund, Inc. Voyageur Florida Insured Municipal Income Fund Voyageur Minnesota Municipal Income Fund, Inc. Voyageur Minnesota Municipal Income Fund II, Inc. Voyageur Minnesota Municipal Income Fund III, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania on Thursday, November 2, 2000 at 11:00 a.m. The purpose of the meeting is to consider and act upon the following Proposals and to transact any other business that properly comes before the meeting and any adjournments of the meeting.

The purposes of the Joint Annual Meeting are as follows:

   1.  To elect a Board of Directors (or Trustees) for each Fund
   2. To ratify the selection of Ernst & Young LLP as Independent Auditors for each Fund

Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

October 2, 2000

                       This page intentionally left blank

DELAWARE(SM)                                                  1818 Market Street
INVESTMENTS                                               Philadelphia, PA 19103
-------------                                                     1-800-362-7500
Philadelphia o London



                                PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 2, 2000

   Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, November 2, 2000 at 11:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

   Purpose of Meeting. The purpose of the Meeting is to consider the Proposals listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

   General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

   Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on September 18, 2000. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about October 2, 2000.

   This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

   Required Votes. All shareholders of a Fund vote together on the Proposals, regardless of whether the Fund has both common and preferred shareholders, with one exception. That is that the holders of preferred shares of each of the six Funds that were previously part of the Voyageur family of funds ("Voyageur Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares.

   The amount of votes of each Fund that are needed to approve each Proposal varies. The voting requirements are described within each Proposal. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present. (These different voting standards are explained in the various Proposals.) Because the two Proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

   In the event that a quorum is not present or if sufficient votes are not received consistent with management's recommendation on the adoption of any Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies may vote (or withhold their vote) in their discretion on any proposed adjournment.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

   You are being asked to vote to elect each of the current members of the Board of Directors for your Fund. The nominees are: Wayne A. Stork, David K. Downes, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck and Janet L. Yeomans.

   If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

   The Voyageur Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Voyageur Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas F. Madison and Janet L. Yeomans.

   It is the Board's policy that Directors retire following their 75th birthday. It is therefore likely that Mr. Peck will retire at some point during the next year. It is presently the Board's intention that, upon Mr. Peck's retirement, his successor will be appointed by the Board to serve until the next annual meeting of shareholders.

   Directors. Presented below is information about the age, position with the Funds, principal occupation and past business experience of each current Director. Exhibit C lists the year in which each individual became a Director of each Fund.

   *Wayne A. Stork (age 63) Chairman, Trustee/Director of each Fund and the other 25 investment companies within Delaware Investments. Prior to January 1, 2000, Mr. Stork was Chairman and Director of Delaware Management Holdings, Inc. and a Director of Delaware International Advisers Ltd. Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management, Inc.; Chairman/President/Chief Executive Officer/Director/Trustee of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman/President/Chief Executive Officer/Chief Investment Officer, Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman/President/Chief Executive Officer/Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman/Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman/Chief Executive Officer/Director of Delaware International Advisers Ltd.; Chairman/Chief Executive Officer/Director of Delaware International Holdings Ltd.; Chief Executive Officer of Delaware Management Holdings, Inc.; President/Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; and Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. In addition, during the five years prior to January 1, 2000, Mr. Stork served in various executive capacities at different times within Delaware Investments.

   *David K. Downes (age 60) President/Chief Executive Officer/Chief Financial Officer/Director/Trustee of each Fund and 25 other investment companies within Delaware Investments, and of Delaware International Holdings Ltd.; Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P. and Founders CBO Corporation; Executive Vice President/Chief Operating Officer/Chief Financial Officer/Director of DMH Corp., Delvoy, Inc., Delaware Distributors, Inc. and Founders Holdings, Inc.; President/Director of Delaware Management Company, Inc.; Executive Vice President/Chief Operating Officer/Chief Financial Officer/Trustee of Delaware Management Business Trust; President of Delaware Management Company (a series of Delaware Management Business Trust); Chairman/President/Chief Executive Officer/Director of Delaware Service Company, Inc.; President/Chief Executive Officer/Director of Delaware Capital Management, Inc.; Chairman/Director of Retirement Financial Services, Inc. and Delaware Management Trust Company; Director of Delaware International Advisers Ltd.; President/Chief Executive Officer/Chief Financial Officer/Director of Delaware General Management, Inc.; Vice President/Chief Operating Officer/Director of Lincoln National Investment Companies, Inc.; and Executive Vice President/Chief Operating Officer/Chief Financial Officer/Director of Vantage Global Advisors, Inc. During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

   Walter P. Babich (age 73) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

   John H. Durham (age 63) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Private Investor; Partner of Complete Care Services, 1995-1999; Director Emeritus of all 33 investment companies within Delaware Investments, 1995-1998; reappointed to the Boards of 19 investment companies for which he currently serves as Director in 1998 and appointed to the Boards of 14 investment companies for which he currently serves as Director in 2000; Consultant to Delaware Investments, 1991-1997; Chairman of the Board of



* This nominee is considered to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

each investment company within Delaware Investments, 1986-1991; President of each investment company within Delaware Investments, 1977-1990; Chief Executive Officer of each investment company within Delaware Investments, 1984-1990. Prior to 1992, Mr. Durham served as a director and in various executive capacities at different times within Delaware Management Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.

   Anthony D. Knerr (age 61) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

   Ann R. Leven (age 59) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Retired Treasurer, National Gallery of Art; Director of Recoton Corp., 1999 to present; Treasurer, National Gallery of Art, 1994-1999; Director of four investment companies sponsored by Acquila Management Corporation, 1985-1998; Deputy Treasurer of the National Gallery of Art, 1990-1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

   Thomas F. Madison (age 64) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; President and Chief Executive Officer of MLM Partners Inc. (consulting), 1993 to present; Director of Lightening Rod Software, February 2000 to present; Director of Valmont Industries (irrigation systems and steel pole manufacturing), 1987 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1996 to present; Director of Aon Risk Services (risk management consulting and insurance brokerage), 1995 to present; Director of Digital River (e-commerce internet software), 1996 to present; Director of Banner Health Systems, 1991 to present; Chairman of AetherWorks Inc. (computer telephone), 1999-2000 and Director, 1992-2000; Director of Minnegasco, Span Link Communications (software), 1995-2000; Chairman of the Board of Communications Holdings, Inc., 1996-1999; Vice Chairman - Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Eltrax Systems, Inc. (data communications integration), 1993-1999.

   Charles E. Peck (age 74) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group (residential construction), Inc., 1981-1990.

   Janet L. Yeomans (age 52) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Vice President and Treasurer of the 3M Corporation, 1995 to present; President of 3M Investment Management Corporation since its inception in 1999; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1995; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant, Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

   Board and Committee Meetings. During the twelve months ended September 30, 2000, each Fund held six Board meetings, two of which were two day meetings. All of the Directors attended at least 75% of those meetings.

   Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following four Directors appointed by the Board: Ann R. Leven, Chairperson; Anthony D. Knerr; Thomas F. Madison; and Charles E. Peck. All of the members of the Audit Committee are considered to be independent for purposes of the rules of the New York and American Stock Exchanges, as appropriate, and are not considered to be "interested persons" under the 1940 Act. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held four meetings for each Fund during the twelve months ended September 30, 2000. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit E.

   Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following four Directors appointed by the Board:
Anthony D. Knerr, Chairperson; John H. Durham; and Charles E. Peck, all of whom are independent, and David K. Downes. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds. Nominations should be received by the date set forth under "Shareholder Proposals" on page 8.

   Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $50,000 for serving as a Director for all 33 investment companies within Delaware Investments, plus $3,145 for each set of Board meetings attended (six regular meetings, two of which are two day meetings). Prior to May 1, 2000, John H. Durham served as a Director for 19 investment companies within Delaware Investments and as such received a total annual retainer fee during calendar year 1999 of $32,180, plus $1,810 for each set of Board meetings attended. Walter P. Babich is the current Coordinating Director for the Funds and receives an additional retainer of $8,000 from all 33 investment companies within Delaware Investments. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all of the investment companies within Delaware Investments in the aggregate, plus $1,000 for each meeting in excess of five in any calendar year. The chairperson of the Audit Committee receives an annual retainer of $8,000, plus $1,000 for each meeting in excess of five in any calendar year. Independent Directors who are members of the Nominating Committee receive $1,000 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $500.

   Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the investment companies within Delaware Investments for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Delaware Investments family had retired as of August 31, 2000, he or she would have been entitled to annual payments in the amount of $38,000. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the investment companies within Delaware Investments as a whole during the twelve months ended August 31, 2000.


                            Wayne A.   David K.   Walter P.   John H.     Anthony D.   Ann R.   Thomas F.   Charles E.   Janet L.
Fund Name                    Stork      Downes     Babich     Durham(1)     Knerr      Leven     Madison      Peck       Yeomans(2)
---------                   --------   --------   ---------   ---------   ----------   ------   ---------   ----------   ----------
Delaware Group
   Dividend and
   Income Fund, Inc.          None       None      $1,147      $1,129       $1,297     $1,311     $1,297      $1,278        $938

Delaware Group
   Global Dividend
   and Income
   Fund, Inc.                 None       None        $841        $883         $962       $969       $962        $954        $744

Voyageur Arizona
   Municipal Income
   Fund, Inc.                 None       None        $705        $401         $820       $823       $820        $821        $802

Voyageur Colorado
   Insured Municipal
   Income Fund, Inc.          None       None        $786        $442         $912       $917       $912        $914        $883

Voyageur Florida
   Insured Municipal
   Income Fund                None       None        $681        $389         $792       $795       $792        $794        $778

Voyageur Minnesota
   Municipal Income
   Fund, Inc.                 None       None        $685        $391         $797       $800       $797        $798        $782

Voyageur Minnesota
   Municipal Income
   Fund II, Inc.              None       None        $890        $494       $1,031     $1,040     $1,031      $1,035        $989

Voyageur Minnesota
   Municipal Income
   Fund III, Inc.             None       None        $648        $372         $755       $757       $755        $755        $744

Total Compensation
   From All Investment
   Companies in Delaware
   Investments for the
   12 months ended
   August 31, 2000            None       None      $60,001    $53,796      $65,001    $66,001    $65,001     $65,001     $60,001


(1) Prior to May 1, 2000, Mr. Durham was not a member of the Board of Directors of any Voyageur Fund.

(2) Ms. Yeomans was appointed to the Board of Directors on April 16, 1999.

   Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Wayne A. Stork, David K. Downes, Richard G. Unruh, William E. Dodge, Jude T. Driscoll, Richard
J. Flannery, Richelle S. Maestro and Michael P. Bishof. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Stork and Mr. Downes, whose information is set forth above along with the other Directors. The Exhibit also identifies which officers are also officers of DMC, the investment manager of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.

   Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment manager or sub-adviser. The Funds believe that these requirements were met, except that management failed to timely file Form 3s on behalf of Charles E. Haldman, Jude
T. Driscoll and John H. Durham.

   Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit F is a list of the Directors' shareholdings of all Delaware Investments funds on an individual basis as of August 31, 2000. This Exhibit also states the aggregate holdings of the Funds by all of the Directors and executive officers as a group.

   Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the six Voyageur Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of those Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                             PROPOSAL 1
                                                                        Election of Directors
------------------------------------------------------------------------------------------------------------------------------------
                                            Stork, Downes, Babich, Durham,
FUND                                        Knerr, Leven and Peck                     Madison and Yeomans
------------------------------------------------------------------------------------------------------------------------------------
Delaware Group Dividend
   and Income Fund, Inc.; Delaware                                  Plurality of votes cast.
   Group Global Dividend and
   Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Florida Insured                    Plurality of votes cast of common         Plurality of votes cast of
Municipal Income Fund                         and preferred shares.                     preferred shares.
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Funds (other than                  Affirmative vote of the greater of:       Affirmative vote of the greater of:
   Voyageur Florida Insured                 (1) a majority of common and              (1) a majority of preferred shares
   Municipal Income Fund)                   preferred shares present in person        present in person or by proxy and
                                            or by proxy and entitled to vote at       entitled to vote at the Meeting;
                                            the Meeting; or (2) a majority of         or (2) a majority of the minimum
                                            the minimum number of common              number of preferred shares entitled
                                            and preferred shares entitled to          to vote at the Meeting that would
                                            vote at the Meeting that would            constitute a quorum.
                                            constitute a quorum.
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TWO:  TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS
               INDEPENDENT AUDITORS FOR EACH FUND

   The Board of Directors of each Fund has selected Ernst & Young LLP as independent auditors for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Fund's Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Fund's annual audit.

   Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to ratify the selection of independent auditors for each Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PROPOSAL 2
                                                                                 Ratification of
FUND                                                                    Selection of Independent Auditors
------------------------------------------------------------------------------------------------------------------------------------
Delaware Group Dividend
   and Income Fund, Inc.; Delaware                            Affirmative vote of a majority of votes cast at the Meeting.
   Group Global Dividend and
   Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Florida Insured                                      Affirmative vote of a majority of common and preferred shares
   Municipal Income Fund                                      present in person or by proxy and entitled to vote at the Meeting.
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Funds (other than                                    Affirmative vote of the greater of: (1) a majority of common and
   Voyageur Florida Insured                                   preferred shares present in person or by proxy and entitled to vote
   Municipal Income Fund)                                     at the Meeting; or (2) a majority of the minimum number of common and preferred shares entitled to vote at the Meeting that would constitute a quorum.
------------------------------------------------------------------------------------------------------------------------------------

The Board of Directors of each Fund recommends you vote "FOR" ratification of the selection of Ernst & Young LLP as independent auditors for such Fund for the current fiscal year.

OTHER INFORMATION

   Investment Manager. Delaware Management Company (a series of Delaware Management Business Trust), One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom.

   Administrator. Delaware Service Company, Inc., 1818 Market St., Philadelphia, PA 19103, an affiliate of DMC and DIAL, performs administrative and accounting services for the Funds.

   Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2001, shareholder proposals to be included in the Funds' Proxy Statement for that meeting must be received no later than June 4, 2001. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement.

   Fund Reports. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of this Proxy Statement.

                                   EXHIBIT A

           OUTSTANDING SHARES AS OF RECORD DATE (SEPTEMBER 18, 2000)

Delaware Group Dividend and Income Fund, Inc.          12,876,300

Delaware Group Global Dividend and Income Fund, Inc.    5,985,852

Voyageur Arizona Municipal Income Fund, Inc.            2,982,700

     Common Stock        2,982,200
     Preferred Stock           500

Voyageur Colorado Insured Municipal Income Fund, Inc.   4,837,900

     Common Stock        4,837,100
     Preferred Stock           800

Voyageur Florida Insured Municipal Income Fund          2,422,600

     Common Shares       2,422,200
     Preferred Shares          400

Voyageur Minnesota Municipal Income Fund, Inc.          2,595,100

     Common Stock        2,594,700
     Preferred Stock           400

Voyageur Minnesota Municipal Income Fund II, Inc.       7,253,400

     Common Stock        7,252,200
     Preferred Stock         1,200

Voyageur Minnesota Municipal Income Fund III, Inc.      1,837,500

     Common Stock        1,837,200
     Preferred Stock           300

                                   EXHIBIT B
                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

         The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of September 18, 2000. Management does not have knowledge of beneficial owners.

                                                                                               Percent of
Fund                                Name and Address               Number of Shares         Outstanding Shares
----                                ----------------               ----------------         ------------------
Delaware Group Dividend             Cede & Co.
   and Income Fund, Inc.            P.O. Box 20
                                    Bowling Green Station
                                    New York, NY 10004                12,524,162              97.27% of Fund

Delaware Group Global               Cede & Co.
   Dividend and Income Fund, Inc.   P.O. Box 20
                                    Bowling Green Station
                                    New York, NY 10004                 5,808,505              97.03% of Fund

Voyageur Arizona                    Cede & Co.
   Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004                 2,857,030              95.79% of Fund

Voyageur Arizona                    Salomon Smith Barney, Inc.
   Municipal Income Fund, Inc.      333 West 34th Street
   Preferred Stock                  New York, NY 10001                       245           49% of Preferred Stock
   Series A                                                                                   0.008% of Fund

Voyageur Arizona                    Salomon Smith Barney, Inc.
   Municipal Income Fund, Inc.      Attn: Pat Haller
   Preferred Stock                  333 West 34th Street                                   50% of Preferred Stock
   Series B                         New York, NY 10001                       250              0.008% of Fund

Voyageur Colorado Insured           Cede & Co.
   Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004                 4,449,751              91.98% of Fund

Voyageur Colorado Insured           Merrill Lynch, Pierce, Fenner
   Municipal Income Fund, Inc.       & Smith Safekeeping
   Preferred Stock                  4 Corporate Place
   Series A                         Corporate Park 287                                  36.38% of Preferred Stock
                                    Piscataway, NJ 08855                     291              0.006% of Fund

                                    Salomon Smith Barney, Inc.
                                    333 West 34th Street                                12.36% of Preferred Stock
                                    New York, NY 10001                        99              0.002% of Fund

Voyageur Colorado Insured           Merrill Lynch, Pierce, Fenner
   Municipal Income Fund, Inc.       & Smith Safekeeping
   Preferred Stock                  4 Corporate Place
   Series B                         Corporate Park 287                                  42.86% of Preferred Stock
                                    Piscataway, NJ 08855                     343              0.007% of Fund

                                                                                               Percent of
Fund                                Name and Address               Number of Shares         Outstanding Shares
----                                ----------------               ----------------         ------------------
Voyageur Florida Insured            Cede & Co.
   Municipal Income Fund            P.O. Box 20
   Common Shares                    Bowling Green Station
                                    New York, NY 10004                 2,204,861              91.01% of Fund

Voyageur Florida Insured            Salomon Smith Barney, Inc.
   Municipal Income Fund            333 West 34th Street                                 41% of Preferred Shares
   Preferred Shares                 New York, NY 10001                       164              0.007% of Fund
   Series A
                                    Paine Webber Inc.
                                    1000 Harbor Boulevard                                 9% of Preferred Shares
                                    Weehawken, NJ 07087                       36              0.002% of Fund

Voyageur Florida Insured            Salomon Smith Barney, Inc.
   Municipal Income Fund            333 West 34th Street                                48.75% of Preferred Shares
   Preferred Shares                 New York, NY 10001                       195              0.008% of Fund
   Series B

Voyageur Minnesota                  Cede & Co.
   Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004                 2,219,292              85.52% of Fund

Voyageur Minnesota                  Salomon Smith Barney, Inc.
   Municipal Income Fund, Inc.      333 West 34th Street                                74.25% of Preferred Stock
   Preferred Stock                  New York, NY 10001                       297              0.01% of Fund

                                    State Street
                                    One Financial Center                                  25% of Preferred Shares
                                    Boston, MA 02111                         100              0.004% of Fund

Voyageur Minnesota                  Cede & Co.
   Municipal Income Fund II, Inc.   P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004                 6,421,778              88.53% of Fund

Voyageur Minnesota                  Salomon Smith Barney, Inc.
   Municipal Income Fund II, Inc.   333 West 34th Street                                29.17% Preferred Stock
   Preferred Stock                  New York, NY 10001                       350              0.005% of Fund
   Series A

                                    Paine Webber Inc.
                                    1000 Harbor Blvd.                                   19% of Preferred Stock
                                    Weehawken, NJ 07087                      228              0.003% of Fund

Voyageur Minnesota                  Salomon Smith Barney, Inc.
   Municipal Income Fund II, Inc.   333 West 34th Street
   Preferred Stock                  New York, NY 10001                                  47.67% of Preferred Stock
   Series B                                                                  572              0.008% of Fund

Voyageur Minnesota                  Cede & Co.
   Municipal Income Fund III, Inc.  P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004                 1,634,816              88.97% of Fund

Voyageur Minnesota Municipal        Salomon Smith Barney, Inc.
   Income Fund III, Inc.            333 West 34th Street                                 100% of Preferred Stock
   Preferred Stock                  New York, NY 10001                       300              0.02% of Fund

                                   EXHIBIT C
               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE


                         Wayne A.    David K.    Walter P.    John H.    Anthony D.    Ann R.    Thomas F.    Charles E.    Janet L.
Fund Name                 Stork       Downes      Babich     Durham(1)      Knerr       Leven      Madison       Peck       Yeomans
---------                 -----       ------      ------     ---------     -----       -----      -------       ----        -------
Delaware Group
     Dividend and
     Income Fund, Inc.    1993        1999         1993        1993         1993        1993         1997        1993        1999

Delaware Group
     Global Dividend
     and Income
     Fund, Inc.           1993        1999         1993        1993         1993        1993         1997        1993        1999

Voyageur Arizona
     Municipal Income
     Fund, Inc.           1997        1999         1997        2000         1997        1997         1994        1997        1999

Voyageur Colorado
     Insured Municipal
     Income Fund, Inc.    1997        1999         1997        2000         1997        1997         1994        1997        1999

Voyageur Florida
     Insured Municipal
     Income Fund          1997        1999         1997        2000         1997        1997         1994        1997        1999

Voyageur Minnesota
     Municipal Income
     Fund, Inc.           1997        1999         1997        2000         1997        1997         1994        1997        1999

Voyageur Minnesota
     Municipal Income
     Fund II, Inc.        1997        1999         1997        2000         1997        1997         1994        1997        1999

Voyageur Minnesota
     Municipal Income
     Fund III, Inc.       1997        1999         1997        2000         1997        1997         1994        1997        1999

(1) Mr. Durham was reappointed to the Boards of Directors of 19 of the investment companies within Delaware Investments on April 16, 1998. He was appointed to the Boards of Directors of the Voyageur Funds as of May 1, 2000.

                                   EXHIBIT D

                        EXECUTIVE OFFICERS OF THE FUNDS

     Richard G. Unruh (age 60) Executive Vice President of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.; Executive Vice President/Trustee of Delaware Management Business Trust; Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within Delaware Investments.

     William E. Dodge (age 51) Executive Vice President/Chief Investment Officer, Equity of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Business Trust and Delaware Capital Management, Inc.; President/Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director/Executive Vice President, Equity of Vantage Global Advisors, Inc. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

     Jude T. Driscoll (age 37) Executive Vice President/Head of Fixed-Income of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management from June, 1998 to August, 2000. Prior to that, he was Managing Director for NationsBanc Capital Markets, 1996-1998; Vice President of Goldman Sachs, 1991-1995; and Assistant Vice President of Conseco Capital Management, 1989-1990.

     Richard J. Flannery (age 43) Executive Vice President/General Counsel of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P. and Founders CBO Corporation; Executive Vice President/General Counsel/Director of DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc. and Delaware General Management, Inc.; Executive Vice President/General Counsel/Trustee of Delaware Management Business Trust; Director of Delaware International Advisers Ltd.; Director of HYPPCO Finance Company Ltd.; and Executive Vice President/General Counsel/Director of Vantage Global Advisors, Inc. During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

     Richelle S. Maestro (age 42) Senior Vice President/Deputy General Counsel/Secretary of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,

Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware International Holdings, Ltd., Founders Holdings, Inc., and Delaware General Management, Inc.; Secretary of Founders CBO Corporation and Lincoln National Investments Companies, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

     Michael P. Bishof (age 38) Senior Vice President/Treasurer of the Funds and of the other 25 investment companies within Delaware Investments; Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P., Founders Holdings, Inc.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President/Assistant Treasurer of Founders CBO Corporation; and Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                   EXHIBIT E

                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

                            AUDIT COMMITTEE CHARTER

     1. Committee Composition. The Audit Committee shall be composed of not less than three qualified and Independent (as defined and described in Attachment A hereto) Directors/Trustees selected by the Board, one of whom shall be designated as Chairperson. Each member of the Committee shall serve for three years or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

     2. Purposes. The purposes of the Audit Committee are:

     (a) to monitor the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to monitor the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors/Trustees; and

     (d) to monitor the Fund's safeguards with respect to both inflow and outflow of funds, Y2K compliance and the integrity of computer systems.

     The outside auditor for the Fund is ultimately accountable to the Board of Directors/Trustees and Audit Committee of the Fund. The Audit Committee and Board of Directors/Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     The function of the Audit Committee is oversight in the sense that it is to watch closely, to maintain surveillance, carefully review relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

     3. Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other relationships with the Fund, the Investment Manager or their affiliates, which shall include specific representations as to their objectivity and independence;

     (b) to meet with the Fund's external auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services; and

     (e) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     4. Meetings. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund and with internal auditors for the Investment Manager.

     5. Resources. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

     6. Annual Charter Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                  ATTACHMENT A
                                       to
                            AUDIT COMMITTEE CHARTER
                                       of
                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

     1. Independent Defined. To qualify as "Independent" for these purposes, Directors/Trustees may have no relationship to the Fund, the Investment Manager or their affiliates that may interfere with the exercise of their independence from management and the Funds, must be "Independent Directors" within the meaning of Section 121A of the listing standards of the American Stock Exchange and may not be "interested persons" as defined in the Investment Company Act of 1940.

     2. Membership Qualifications. In addition to the definition of Independent provided in paragraph 1 above, the following restrictions shall apply to every Audit Committee member:

     (a) Financial Literacy. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

     (b) Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund, the Investment Manager or any of their affiliates may not serve on the Audit Committee until three years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Investment Manager or their affiliates, the Director/Trustee could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor of the Fund, the Investment Manager or their affiliates.

     (c) Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, the Investment Manager or their affiliates, to the director and, if applicable, to the organization with which the Director/Trustee is affiliated.

          "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.

     (d) Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of a corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

     (e) Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund, the Investment Manager or any of their affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

     (f) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs 2(b) and 2(e) hereof, one Director/Trustee who is no longer an employee or who is an Immediate Family member of a former executive officer of the Fund, the Investment Manager or their affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Fund's Board of Directors/Trustees determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     3. Definitions.

     "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

     "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

     4. Written Affirmation. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund should provide the New York Stock Exchange Written Affirmation in the form attached hereto regarding:

     (a) Any determination that the Company's Board of Directors/Trustees has made regarding the independence of Director/Trustees pursuant to any of the subparagraphs above;

     (b)  The financial literacy of the Audit Committee members;

     (c) The determination that at least one of the Audit Committee members has accounting or related financial expertise; and

     (d) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                                   EXHIBIT F
          SHAREHOLDINGS BY DIRECTORS IN THE DELAWARE INVESTMENTS FUNDS
                             AS OF AUGUST 31, 2000

                                                                       Percentage of Series/
                        Company                        Shares Owned         Fund Owned
                        -------                        ------------    ---------------------
Wayne A. Stork
 Delaware Group Equity Funds I
   Delaware Devon Fund ............................        66,867    less than 1%/less than 1%
 Delaware Group Equity Funds II
   Delaware Decatur Equity Income Fund ............         1,435    less than 1%/less than 1%
 Delaware Group Equity Funds V
   Delaware Small Cap Value Fund ..................       183,273           1.87%/1.73%
 Delaware Group Government Fund
   Delaware American Government
   Bond Fund .........................................      6,116    less than 1%/less than 1%
 Delaware Group Cash Reserve
   Delaware Cash Reserve Fund .....................    10,108,947           1.74%/1.74%
 Delaware Group Tax-Free Money Fund
   Delaware Tax-Free Money Fund ...................         1,135    less than 1%/less than 1%
 Delaware Group State Tax-Free Income Trust
   Delaware Tax-Free Pennsylvania Fund ............       982,730           1.01%/1.00%
 Voyageur Mutual Funds III
   Delaware Select Growth Fund ....................         9,777    less than 1%/less than 1%

Walter P. Babich
 Delaware Group Cash Reserve
   Delaware Cash Reserve Fund .....................        33,189    less than 1%/less than 1%
 Voyageur Mutual Funds III
   Delaware Select Growth Fund ....................        13,130    less than 1%/less than 1%

Ann R. Leven
 Delaware Group Equity Funds II
   Delaware Decatur Equity Income Fund ............         2,582    less than 1%/less than 1%
   Delaware Growth and Income Fund ................         2,480    less than 1%/less than 1%
 Delaware Group Equity Funds III
   Delaware Trend Fund ............................         4,491    less than 1%/less than 1%
 Delaware Group Equity Funds V
   Delaware Small Cap Value Fund ..................         1,017    less than 1%/less than 1%
 Delaware Group Global & International Funds
   Delaware International Equity Fund .............           655    less than 1%/less than 1%
 Delaware Group Equity Funds

Charles E. Peck
 Delaware Group Equity Funds I
   Delaware Balanced Fund .........................        17,120    less than 1%/less than 1%
   Delaware Devon Fund ............................         4,728    less than 1%/less than 1%
 Delaware Group Equity Funds II
   Delaware Growth and Income Fund ................        11,731    less than 1%/less than 1%
 Delaware Group Equity Funds III
   Delaware Trend Fund ............................        25,789    less than 1%/less than 1%
 Delaware Group Equity Funds IV
   Delaware Growth Opportunities Fund ............          8,794    less than 1%/less than 1%

                                                                       Percentage of Series/
                        Company                        Shares Owned         Fund Owned
                        -------                        ------------    ---------------------
 Delaware Group Equity Funds V
   Delaware Small Cap Value Fund .................            993    less than 1%/less than 1%
 Delaware Group Income Funds
   Delaware Delchester Fund ......................          8,051    less than 1%/less than 1%
 Delaware Group Limited-Term Government Funds
   Delaware Limited-Term Government Fund .........          2,204    less than 1%/less than 1%
 Delaware Group Adviser Funds
   Delaware U.S. Growth Fund .....................         15,925    less than 1%/less than 1%
 Delaware Group Global & International Funds
   Delaware International Equity Fund ............         12,127    less than 1%/less than 1%
 Voyageur Mutual Funds III
   Delaware Select Growth Fund ...................          1,989    less than 1%/less than 1%

David K. Downes
 Delaware Group Limited Term Government Funds
   Delaware Limited Term Government Fund .........         28,704    less than 1%/less than 1%
 Voyageur Mutual Funds.
   Delaware National High-Yield
   Municipal Bond Fund ...........................          3,110    less than 1%/less than 1%
 Voyageur Mutual Funds III
   Delaware Select Growth Fund ...................          2,804    less than 1%/less than 1%

Thomas F. Madison
 Delaware Group Equity Funds I
   Delaware Devon Fund ...........................            250    less than 1%/less than 1%
 Delaware Group Global & International Funds
   Delaware International Equity Fund ............            167    less than 1%/less than 1%
 Voyageur Mutual Funds III
   Delaware Select Growth Fund ...................            139    less than 1%/less than 1%

John H. Durham
 Delaware Group Equity Funds II
   Delaware Growth and Income Fund ...............          5,265    less than 1%/less than 1%
 Delaware Group Cash Reserve
   Delaware Cash Reserve Fund ....................         96,609    less than 1%/less than 1%
 Delaware Pooled Trust
   Delaware REIT Fund ............................          2,942    less than 1%/less than 1%


     With respect to the Funds for which this Proxy Statement is provided, the Directors and executive officers as a group owned, in the aggregate on August 31, 2000, less than 1% of each Fund's outstanding shares.

                       This page intentionally left blank

-------------------------------------------
Delaware Group Dividend and
  Income Fund, Inc.
Delaware Group Global Dividend
  and Income Fund, Inc.
Voyageur Arizona Municipal
  Income Fund, Inc.
Voyageur Colorado Insured
  Municipal Income Fund, Inc.
Voyageur Florida Insured
  Municipal Income Fund
Voyageur Minnesota Municipal
  Income Fund, Inc.
Voyageur Minnesota Municipal
  Income Fund II, Inc.
Voyageur Minnesota Municipal
  Income Fund III, Inc.
------------------------------------------

------------------------------------------


PROXY STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
------------------------------------------
NOVEMBER 2, 2000


DELAWARE(TM)
INVESTMENTS
===========
Philadelphia o London



PX-DECE [--]PP 10/00

                               FORM OF PROXY CARD
                                       FOR
                  DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
              DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.


[The following information appears on left side of Card]


1. To elect the following nominees as Directors of the Fund


   01) WAYNE A. STORK         04) JOHN H. DURHAM        07) THOMAS F. MADISON
   02) DAVID K. DOWNES        05) ANTHONY D. KNERR      08) CHARLES E. PECK
   03) WALTER P. BABICH       06) ANN R. LEVEN          09) JANET L. YEOMANS

   ----------------------------------------------------------------------------

   If you checked "For All Except," write the withheld nominee's NUMBER on the line above


2. To ratify the selection of Ernst & Young LLP as Independent Auditors for the Fund


[Registered Account Holder Information Appears Here]

[The following information appears on right side of card.]


Please vote by checking (X) the appropriate boxes below.

          FOR                  WITHHOLD                FOR ALL
          ALL                    ALL                   EXCEPT
          |-|                    |-|                     |-|

          FOR                  AGAINST                 ABSTAIN
          |_|                    |_|                     |_|

THIS PROXY CARD IS ONLY VALID WHEN SIGNED. PLEASE SIGN NAME OR NAMES BELOW TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.

Date: __________________________________________, 2000



----------------------------------------------------



----------------------------------------------------
Signature(s) (PLEASE SIGN WITHIN BOX)

[REVERSE SIDE OF CARD]


                              DELAWARE INVESTMENTS
                               1818 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David K. Downes and Richard J. Flannery, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania on November 2, 2000 at 11:00 A.M., or at any postponement or adjournment thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote (or, in their discretion, to withhold their vote) upon any matters which may properly be voted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL DESCRIBED IN THE ACCOMPANING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH SUCH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE (OR TO WITHHOLD THEIR
VOTE) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                               FORM OF PROXY CARD
                                       FOR
                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
               VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.


[The following information appears on the left side of Card]


1. To elect the following nominees as Directors or Trustees of the Fund


   01) WAYNE A. STORK         04) JOHN H. DURHAM        07) THOMAS F. MADISON*
   02) DAVID K. DOWNES        05) ANTHONY D. KNERR      08) CHARLES E. PECK
   03) WALTER P. BABICH       06) ANN R. LEVEN          09) JANET L. YEOMANS*


   *The holders of common shares may not vote for these nominees

   ---------------------------------------------------------------------------

   If you checked "For All Except," write the withheld nominee's NUMBER on the line above


2. To ratify the selection of Ernst & Young LLP as Independent Auditors for the Fund


[Registered Account Holder Information Appears Here]

[The following information appears on right side of card.]


Please vote by checking (X) the appropriate boxes below.

          FOR                  WITHHOLD                FOR ALL
          ALL                    ALL                    EXCEPT
          |-|                    |-|                     |-|

          FOR                  AGAINST                 ABSTAIN
          |_|                    |_|                     |_|

THIS PROXY CARD IS ONLY VALID WHEN SIGNED. PLEASE SIGN NAME OR NAMES BELOW TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.

Date: __________________________________________, 2000



----------------------------------------------------



----------------------------------------------------
Signature(s) (PLEASE SIGN WITHIN BOX)

[REVERSE SIDE OF CARD]


                              DELAWARE INVESTMENTS
                               1818 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David K. Downes and Richard J. Flannery, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania on November 2, 2000 at 11:00 A.M., or at any postponement or adjournment thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote (or, in their discretion, to withhold their vote) upon any matters which may properly be voted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL DESCRIBED IN THE ACCOMPANING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH SUCH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE (OR TO WITHHOLD THEIR
VOTE) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.